Exhibit 10.19

AGREEMENT

Licensor:	OMX (US) Inc. (“Licensor”)

Licensor Guarantor:	OMX AB (“Guarantor”)

Licensee:	International Securities Exchange, Inc., or ISE (“Licensee”)

Purpose:	The purpose of this Agreement is to agree to the material terms and conditions that will be contained in the NextGen DLA and NextGen SA (as defined below), pursuant to which Licensor shall (i) develop, deliver, and license the Licensed Software (as defined below) to Licensee, and (ii) provide support and maintenance services with respect to the Licensed Software.

Licensed Product:	OMX Next Generation Exchange Application, or NextGen (“Licensed Software”). Attached as Schedule 1 is a description of the Licensed Software. Any information, technology, specifications, or documentation related to the use, testing, or design of the Licensed Software is collectively referred to as (the “Related Technology”; the Licensed Software and the Related Technology are collectively referred to as the “Licensed Product”).

Term:	The term of the license shall be 99 years.

Territory:	United States

Scope:	Except as set forth herein, a non-exclusive, non-transferable, non-assignable, non-sublicensable license, in all right and interest in the Licensed Product, including any modifications, enhancements or improvements to the Licensed Product. Licensee shall have the right to request Licensor to modify, enhance, and improve the Licensed Product. The license shall cover the following product classes: (i) equities, both cash and derivatives; (ii) fixed income, derivatives; (iii) FX, derivatives; and (iv) commodities, derivatives. For the avoidance of doubt, the license is intended to cover the same product classes that are presently covered under Section 3.01 of the Amendment and Supplement to the Delivery and License Agreement and the Support Agreement dated 10 August 2003 (“Broadened License Agreement”). Additionally, Licensee shall have the right to expand the scope of the license to cover (i) additional product classes and (ii) additional geographic regions in a manner that is consistent with Section 3.04 of the Broadened License Agreement, subject to payment of an additional license fee to Licensor.

Except as otherwise agreed to, in writing, by the Parties, the Licensed Product shall be delivered in accordance with a time plan that is acceptable to both Parties, with: (i) functionality that is available in the CLICK Exchange Application (“CLICK”) utilized by Licensee as of 5 February 2006, including R6 and all interfaces specified in Schedule 2, attached hereto, and (ii) at least the same level of capacity and performance that is available in CLICK utilized by Licensee as of 5 February 2006. Any changes to the functionality, capacity, or performance shall be handled as change requests and priced in accordance with the pricing model set forth in the NextGen DLA. Any reference to CLICK on 5 February 2006 shall mean a reference to functionality of CLICK relevant and used by Licensee on 5 February 2006.

Affiliates and JVs:	The license may be assigned by Licensee to (i) an Affiliate of Licensee and (ii) any successor in interest, whether through merger, purchase, sale, acquisition, or otherwise, upon prior written notice to Licensor. The term “Affiliate” means any entity which, partially or completely, owns, is owned by or is under common ownership with a Party to this Agreement and which controls, is controlled by or is under common control with a Party to this Agreement. For purposes of this definition, the term “control” including the correlative meanings of the terms “controlled by” and “under common control with,” as used with respect to either Party, shall be evidenced by ownership of at least 50% of the equity or voting securities of such entity. The license may be expanded by Licensee to a Joint Venture (as defined below) in a manner that is consistent with Section 3.04 of the Broadened License Agreement, subject to the payment of an additional license fee to Licensor. The term “Joint Venture” means an entity in which ISE or an Affiliate of ISE owns at least 25% of the equity or voting securities of such entity.

License Fees:	The delivery and license fee (“License Fee”) shall be 6 MUSD, subject to adjustment based on the number of hours actually utilized by Licensor to deliver the Licensed Product to Licensee. Pursuant to the adjustment, if Licensor utilizes:

(1) fewer than [***], the amount of the License Fee shall be reduced by $[***], provided that the License Fee shall never be reduced below 3 MUSD;

(2) at least [***] but fewer than [***], the amount of the Licensee Fee shall be increased by $[***] in excess of [***];

(3) at least [***] but fewer than [***], the amount of the License Fee shall be increased by [***] plus $[***] in excess of [***];

(4) at least [***] but fewer than [***], the amount of the License Fee shall be increased by [***] plus $[***] in excess of [***]:

(5) [***] or more, the amount of the License Fee shall be increased by 3.6 MUSD.

Licensee shall pay the License Fee to Licensor, in advance, in equal monthly installments of $[***] per month, for [***] (or such longer or shorter period, depending on the adjustment set out in the preceding paragraph), commencing on 1 January 2007.

Acceptance:	Licensor shall deliver a production-ready version of the Licensed Product to Licensee by the delivery date set forth in the NextGen DLA (the “Delivery Date”). The Parties represent that they shall work together in good faith to establish a reasonable, mutually acceptable Delivery Date. Within [***] of the Delivery Date, Licensee shall commence conducting acceptance testing (the “Acceptance Testing Start Date”). (“Acceptance testing” shall be defined in the NextGen DLA.) Within [***] of the Acceptance Testing Start Date, Licensee shall finish conducting acceptance testing (the “Acceptance Testing Finish Date”). Within 5 days of the Acceptance Testing Finish Date, Licensee shall notify Licensor whether the Licensed Product passed or failed acceptance testing. If the Licensed Product fails acceptance testing, Licensee shall specify, in writing, the basis for such failure. Licensor shall have a period to cure such failure, through modifying the Licensed Product and re-delivering it to Licensee within [***] of Licensee’s notification. The redelivery of Licensed Product shall constitute a second “Delivery Date,” and the Parties shall follow the same time-frame set forth above regarding acceptance testing, however they shall use reasonable efforts to reduce the duration of such periods, if possible. If Licensee fails to commence conducting acceptance testing by the Acceptance Testing Start Date, the Licensed Product shall be deemed to have passed acceptance

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testing. If the Licensed Product passes acceptance testing, Licensee shall commence conducting QA testing. (“QA testing shall be defined in the NextGen DLA.”) If the Licensee discovers any faults during QA testing, Licensor shall, in good faith and as soon as practical, remedy such fault. Within [***] of the date that the Licensed Product passes acceptance testing, Licensee shall finish conducting QA testing and shall place the Licensed Product into a production environment. The Licensed Product shall be automatically accepted by Licensee upon completion of [***] of Licensee’s use of the Licensed Product in a production environment without any level A errors. (“Level A errors” and “acceptance” or “accepted” shall be defined in the NextGen DLA.) The Licensed Product shall also be considered automatically accepted if it is not placed into a production environment within [***] of the date that the Licensed Product passes acceptance testing. If the Licensed Product is not accepted by Licensee by [***] (the “Final Acceptance Date”) and the cause of such non-acceptance was solely attributable to Licensor, then Licensee shall have the right to terminate the Agreement, the NextGen DLA, and the NextGen SA and [***] paid by Licensee to Licensor in connection with the Licensed Product, including, but not limited to, the License Fee. The right to terminate the Agreement, the NextGen DLA, and the NextGen SA and [***] shall be Licensee’s sole and exclusive remedy if the Licensed Product is not accepted by Licensee by the Final Acceptance Date.

Intellectual Property:	Licensor shall retain ownership of all right, title and interest in the [***] layer (as defined in Schedule 1), the [***] layer (as defined in Schedule 1), and the [***] layer (as defined in Schedule 1) of the Licensed Product developed for the Licensee. Licensee shall own all right, title and interest in the [***] layer (as defined in Schedule 1) of the Licensed Product.

For the avoidance of doubt, the Parties acknowledge that, without the prior written consent of the other Party, neither Party nor its Affiliates shall disclose to any third-party, or otherwise make use of for its own or any third-party’s benefit, any information relating to the functionality, operability, or performance of other Party’s layer(s). The Parties further acknowledge that any such act by a Party in contravention of the preceding sentence would constitute a material breach of this Agreement and a violation of the intellectual property rights of such Party.

If Licensor incorporates any functionality, operability, or performance enhancements that that are conceived by Licensee and which are either patentable or otherwise constitute a meaningful and significant improvement to existing functionality, operability, or performance into the [***] layer, [***] layer, or [***] layer and where Licensee provides a significant and unique contribution to both idea, design and implementation, then the Parties will enter into a separate, written agreement that will recognize Licensee’s contribution, on a case-by-case basis, in accordance with certain terms that shall be contained in the NextGen DLA. Such recognition should, however, not infringe on Licensor’s ability to freely distribute the [***] layer, [***] layer, or [***] layer in the market.

Each Party shall cooperate with each other in registering, obtaining or protecting a Party’s interest in any related intellectual property or proprietary right.

Exclusivity:	For the avoidance of doubt, the current exclusivity (“Current Exclusivity”) contained in Articles 5.22 and 5.23 of Delivery and License Agreement dated as of March 1998, as amended (“CLICK DLA”), remains in full force and effect in accordance with its terms, subject to the following carve-out relating to Licensor’s [***] trading system (the “[***] Carve-out”). Pursuant to the [***] Carve-out, Licensor shall not, from [***] to [***] (the

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“Restricted Period”), [***] the [***] trading system for the purpose of enabling the [***] trading system to operate a marketplace for the trading of equity options or equity index options in the United States. Following expiration of the Restricted Period, notwithstanding the Current Exclusivity, pursuant to the [***] Carve-out, Licensor shall be free to [***] the [***] trading system for any third-party for the purpose of enabling the [***] trading system to operate a marketplace for the trading of equity options or equity index options in any jurisdiction. For the avoidance of doubt, the Current Exclusivity and the [***] Carve out as described above shall not prohibit Licensor from [***] the [***] trading system to any third party during and after the Restricted Period, provided that neither Licensor nor any of its Affiliates actually performs any [***] relating to [***] for equity options or equity index options in the United States for such third party during the Restricted Period. The [***] Carve-out, including all prohibitions during the Restricted Period, shall survive any termination or opt-out of this Agreement by Licensee.

The Licensed Product shall be exclusive to Licensee for equity options and equity index options inside the United States, as further set forth below (the “NextGen Exclusivity”). The initial term of the NextGen Exclusivity shall commence on [***] (as defined below) of this Agreement and shall continue until the [***], or Licensee has terminated or opted-out of this Agreement (the “Initial Term”). Thereafter, the NextGen Exclusivity shall automatically renew, for successive [***] periods (each, a “Renewal Term”), until terminated by Licensee at any time upon written notice to Licensor. Upon such termination, Licensor shall immediately repay any unused portion of any advance payment of the NextGen Exclusivity Fee (as defined below), on a pro rata basis. In the event that Licensee elects (i) not to renew the NextGen Exclusivity [***] or (ii) to terminate or opt-out of this Agreement, the right to purchase NextGen Exclusivity shall terminate, and shall not be available to Licensee without a separate written agreement between the Parties. In exchange for NextGen Exclusivity, Licensee shall pay Licensor $[***], in advance, commencing on the first day of the first Renewal Term (the “NextGen Exclusivity Fee”). For the avoidance of doubt, there shall be no NextGen Exclusivity Fee due and owing for the Initial Term.

The NextGen Exclusivity shall prohibit Licensor and its Affiliates from [***] (except as set forth below), or otherwise providing any [***] whatsoever with respect to (collectively, the “Prohibited Actions”), any [***] of or for any third-party that operates (or is intended to operate) a marketplace for the trading of equity options or equity index options inside the United States. For the avoidance of doubt, the NextGen Exclusivity shall not prohibit Licensor from licensing any [***] to any third-party to enable such third-party to design, develop, or support any [***] for the purpose of operating a marketplace for the trading of equity options or equity index options inside the United States, provided that neither Licensor nor any of its Affiliates performs any Prohibited Actions with respect to such [***]. The NextGen Exclusivity shall not prohibit Licensor from providing support services to any NextGen licensee; provided, however, if Licensor provides support services to a NextGen licensee that operates a marketplace for the trading of equity options or equity index options inside the United Sates, then Licensor shall not be permitted to rectify any errors or other malfunctions relating to the functionality or operability of such customer’s [***] for equity options or equity index options.

Upon execution of the NextGen DLA and NextGen SA, the Current Exclusivity provisions will be amended so that the Current Exclusivity expires when the Licensed Product is taken into productive use by ISE.

The Parties acknowledge that the Current Exclusivity provisions do not apply to the

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Licensed Product. This acknowledgement shall survive any termination or opt-out of this agreement by Licensee. The exclusivity for the Licensed Product is exhaustively governed by this Agreement.

Migration:	The Parties acknowledge that Licensee shall not be the first production-user of NextGen. It is the intention of the Parties that Licensee shall migrate from CLICK to the Licensed Product in a production environment following the operation of NextGen by Stockholm Stock Exchange in a production environment for at least one year. The Parties shall, in good faith, negotiate and agree on any migration fee.

Indemnification:	Licensor will indemnify Licensee, its Affiliates and its and their officers, directors, employees and agents from any claims that the Licensed Product infringes upon the rights of any third party. The NextGen DLA will contain conditions and limitations with respect to such indemnity that are substantially similar to those contained in the CLICK DLA.

Representations/ Warranties:	Each Party will make standard representations and warranties with respect to corporate structure and proper authority. Licensor shall make standard representations and warranties with respect to non-infringement.

Support:	Licensor will provide customary ongoing maintenance and support services for the Licensed Products (the “Support”). The terms of the Support shall be contained in a written NextGen support agreement (“NextGen SA”) and shall, with respect to service levels, remedies and liabilities, be substantially similar to the terms that are contained in the CLICK SA, except that new arrangements may be necessary for ISE [***].

Source Code:	Licensor shall deposit into an escrow account with an agreed upon escrow agent copies of the source code for the [***] layer, [***] layer, and the [***] layer of the Licensed Product. Licensee shall, at all times, retain possession of the source code for the [***] layer of the Licensed Product. The escrow agent agreement shall contain terms substantially similar to the terms of the current escrow agreement for the CLICK source code, including, but not limited to, providing that the release conditions for the escrow shall include bankruptcy or insolvency of Licensor. Licensor will periodically update the source code deposited in the escrow account to reflect any updates, modifications and enhancements made to the source code of the Licensed Product. The cost of the escrow account shall be borne by Licensor.

DLA and SA:	The Parties agree to commence preparation and negotiation of a NextGen delivery and license agreement (“NextGen DLA”) and the NextGen SA within a reasonable time following the Effective Date of this Agreement. The NextGen DLA and NextGen SA shall incorporate all of the provisions agreed to in this Agreement, and shall replace this Agreement in its entirety. Each Party shall use its best efforts to execute the NextGen DLA and NextGen SA within one year following the Effective Date of this Agreement. The NextGen SA shall have effect from the date the Licensed Product passes acceptance testing. Except where Licensee terminates this Agreement pursuant to the termination section or opt-out section below, Licensee shall immediately pay to Licensor all unpaid portions of the 6 MUSD unadjusted Licensee Fee if the Parties fail to execute the NextGen DLA and the NextGen SA within [***] of the Effective Date of this Agreement, unless the cause of such failure was solely attributable to the bad faith of Licensor.

Termination:	Licensee shall have the right to terminate this Agreement, the NextGen DLA, and the NextGen SA if, prior to acceptance: (i) there is any fundamental change to the Licensed

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Product (as the Licensed Product is described herein and in the white paper provided to the Licensee dated 10 November 2005 entitled “NextGen Custom Extensions: Applied for the International Securities Exchange, version 0.6”), such as, for example, a change to concept of the Licensed Product consisting of the three, separate logical layers; (ii) Licensor determines to cease the commercial development of the Licensed Product, or Licensor ceases making any material progress towards the commercial development of the Licensed Product; or (iii) Licensor commits a material breach of any provision of the Agreement, the NextGen DLA, or the NextGen SA and fails to cure such breach within a reasonable time after receiving written notice of such breach. In the context of provision (i), above, it should be recognized by the Parties that the white paper chapters concerning suggested implementation procedures and division of operational responsibility between the Licensee and Licensor have not been discussed in detail between the Parties. For the avoidance of doubt, changes to such procedures and division of responsibility do not constitute fundamental changes to the Licensed Product. If Licensee terminates this Agreement, the NextGen DLA and/or the NextGen SA pursuant to this paragraph, then Licensor shall pay to Licensee, without interest, as liquidated damages and not as a penalty, an amount equal to the sum of any and all amounts paid by Licensee to Licensor in connection with the Licensed Product, including, but not limited to, the License Fee. In fixing this formula for liquidated damages, the Parties acknowledge that it is difficult, if not impossible, to fix actual damages. Nevertheless, the Parties agree that such formula is fair and reasonable under the circumstances as a method of partially compensating Licensee for the damage it shall suffer as a result of such termination.

Opt-Out:	Licensee shall have the right to opt-out of (or terminate) this Agreement, the NextGen DLA, and the NextGen SA, if Licensee (i) undergoes a “merger or acquisition” on or before [***], and (ii) notifies Licensor, in writing, that it is opting-out of this Agreement pursuant to such merger or acquisition on or before [***]. For purposes of this Agreement, a “merger or acquisition” shall mean Licensee enters into a definitive agreement pursuant to which: (1) Licensee acquires, is acquired by or merges with, another entity that operates a securities exchange or commodities exchange, or (2) any other person or entity acquires at least 50.1% of the class A common stock of Licensee. In the event Licensee opts-out of this Agreement, then Licensor shall retain all License Fee monthly installments previously paid by Licensee, and Licensee shall, within [***] of such opt-out, pay Licensor an opt-out penalty fee, the amount of which represents [***]% of the present value of the remaining License Fee monthly installments that would have been paid by Licensee (assuming an unadjusted total License Fee of 6 MUSD), subject to a [***]% discount factor, as set forth in Schedule 3 of this Agreement. For example, if Licensee opts-out in month 6, the amount of the opt-out penalty shall be [***], such that the total amount paid by Licensee to Licensor shall be [***] (the sum of Licensee Fee monthly payments previously paid and the opt-out penalty amount).

Link Software:	Licensee undertakes to license link software from Licensor no later than [***]. The world-wide, one time license fee for the link software is USD [***] for unlimited usage, and the costs for development of, and modifications to, link software, including project costs, amount to at least USD [***], of which Licensee is responsible for at least USD [***]. (No license fee of USD [***] shall be required for a link to the [***] and/or [***].) If, however, Licensee determines that the appropriate business conditions to commence implementation of the first such link do not occur by [***], Licensee shall have the right to apply the amounts undertaken by Licensee to Licensor for any incremental services (including, but not limited to, outsourcing services, market data-related services, or, as of the date of this Agreement, incremental CLICK enhancement or support fees) towards the [***] committed amount dollar-for-dollar. The obligation to license link software shall survive any termination or opt-out of this Agreement by Licensee.

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Non-Disclosure:	The Parties agree that they shall keep secret and confidential all proprietary and confidential information including the existence, contents of and any matters arising from this Agreement, and will neither disclose it to third parties without the prior written consent of the disclosing party, nor use it for any purpose other than that for which it is communicated in connection with the NextGen DLA and NextGen SA. No announcement, advertisement, circular or other publication concerning or relating to this Agreement or Licensee’s selection of NextGen (collectively, an “Announcement”) shall be made (save as required by law or regulation) without the written consent of both Parties; provided, however, that Licensee, being a highly-visible Licensor customer, has agreed to serve as a reference Licensor customer and announce its intention to migrate to NextGen when Licensor believes appropriate. In the event of any Announcement required by law or regulation, the Party required to make such Announcement will, so far as practicable, provide the other Party with prior notification of the Announcement and an opportunity to comment.

Miscellaneous:	Licensor may not, without the consent of Licensee, such consent not to be unreasonably withheld, assign this Agreement or any of its rights under this Agreement, in whole or in part.

This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by and construed in accordance with the laws of Sweden, without giving effect to the principles thereof relating to the conflicts of laws. Disputes shall be resolved by arbitration in accordance with Article 22 of the CLICK DLA.

Each Party represents and warrants that (i) it has full corporate power and authority to enter into this Agreement (subject, in the case of Licensee, to obtaining approval of this Agreement by its Board of Directors on or before 30 September 2006), and (ii) its performance does not violate any laws, regulations or agreements applicable to it.

On the Effective Date, this Agreement shall become a binding commitment between the Parties on the terms and conditions described herein. The Effective Date (“Effective Date”) of this Agreement shall be the date on which this Agreement is approved by the Board of Directors of Licensee. For avoidance of doubt, if the Board of Directors of Licensee does not approve this Agreement on or before 30 September 2006, this Agreement shall be of no force and effect.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of August 8, 2006.

OMX (US) INC.

By:	/s/ Roland Tibell
Name:	Roland Tibell
Title:	President

OMX AB

By:	/s/ Magnus Böcker
Name:	Magnus Böcker
Title:	President and CEO

INTERNATIONAL SECURITIES EXCHANGE, INC.

By:	/s/ David Krell
Name:	David Krell
Title:	President and CEO